EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Centene Corporation (the Company) for the period ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned, Andrew L. Asher, Executive Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	February 21, 2023	/s/ ANDREW L. ASHER
Executive Vice President, Chief Financial Officer (principal financial officer)